UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016
__________________________________

Commission File Number 001-08198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of incorporation)	(I.R.S. Employer Identification No.)
1421 West Shure Drive, Suite 100, Arlington Heights, Illinois	60004
(Address of principal executive offices)	(Zip Code)

(224) 880-7000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HSBC Finance Corporation

Item 1.01. Entry into a Material Definitive Agreement.
This filing contains inside information for the purposes of Article 7 of Regulation (EU) No. 596/2014, and constitutes "regulated information" for the purposes of Article 2(1)(k) of Directive 2004/109/EC, as amended.
On December 1, 2016, HSBC Finance Corporation ("HSBC Finance") entered into a Mortgage Loan Purchase Agreement with MTGLQ Investors, L.P. dated December 1, 2016 (the "Purchase Agreement") and completed the sale of a pool of real estate secured receivables pursuant to the Purchase Agreement. The receivables sold had an unpaid principal balance of approximately $3.1 billion (aggregate carrying value of approximately $2.8 billion) at the time of sale. Aggregate cash consideration received totaled approximately $3.0 billion resulting in an after-tax gain of approximately $120 million, net of transaction costs, which will be recorded in the fourth quarter of 2016.
The foregoing description of the Purchase Agreement and the disposition is qualified in its entirety by reference to the actual terms of the Purchase Agreement which is included as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth under Item 1.01 of this current report on Form 8-K with respect to the disposition of a pool of real estate secured receivables is hereby incorporated into this item by reference.

Item 9.01. Financial Statements and Exhibits.

(b)     Pro Forma Financial Information
The pro forma financial information relating to the disposition and specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto.
(d)    Exhibits

Exhibit No.	Description
2.1	Mortgage Loan Purchase Agreement, dated December 1, 2016.*
99.1	HSBC Finance Corporation Unaudited Pro Forma Condensed Consolidated Financial Information.

* Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. HSBC Finance agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

HSBC Finance Corporation

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    December 1, 2016

HSBC FINANCE CORPORATION

By:	/s/ MICHAEL A. REEVES
Michael A. Reeves
Executive Vice President and
Chief Financial Officer

HSBC Finance Corporation

Exhibit Index

Exhibit No.	Description
2.1	Mortgage Loan Purchase Agreement, dated December 1, 2016.*
99.1	HSBC Finance Corporation Unaudited Pro Forma Condensed Consolidated Financial Information.

* Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. HSBC Finance agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

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